Filed pursuant to 497(e) and 497(k)

File Nos. 333-259161 and 811-23695

POPULAR TOTAL RETURN FUND, INC.

(the “Fund”)

Supplement dated February 20, 2025 to the

Summary Prospectus and Prospectus of the Fund, dated July 26, 2024

Popular Total Return Fund, Inc.

The Board of Directors of the Fund has approved the offering of Class A shares of the Fund to holders of individual retirement accounts (“IRAs”). Effective immediately, individuals may purchase Class A shares of the Fund by opening an IRA account with Banco Popular IRA Trust and authorizing it to purchase Class A shares for the IRA account. IRA accountholders of Banco Popular IRA Trust are strongly encouraged to review the disclosure statement and adoption agreement provided to them by Banco Popular IRA Trust upon opening an IRA, which contains information relating to the terms and conditions as well as the fees, expenses, and penalties applicable to such IRA.

This supplement provides updates and amendments to the Summary Prospectus, Prospectus, and Statement of Additional Information ("SAI") for the Popular Total Return Fund, Inc. (the "Fund").

Effective immediately, the Summary Prospectus, the Prospectus, and the SAI are amended as follows:

1.	The tables titled “Shareholder Fees” and “Annual Fund Operating Expenses” in the “Fees and Expenses of the Fund” section beginning on page 1 of the Summary Prospectus are restated as follows:

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Institutional Shares*
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.50%[1]	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	1.00%[2]	None
Redemption Fee (as a percentage of amount redeemed, if applicable)[3]	2.00%	2.00%	2.00%

*	There are no Class I Institutional Shares outstanding as of the date of this prospectus.

[1]	The maximum sales charge (load) imposed on purchases through individual retirement accounts (“IRA Accounts”) through purchases of shares by Banco Popular IRA Trust is 1.00%.

[2]	There is no contingent deferred sales charge (“CDSC”) on Class C Shares after one year.

[3]	The Fund will impose a 2.00% redemption fee on redemptions made within five business days after acquiring shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class A Shares	Class C Shares	Class I Institutional Shares
Management Fee	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fee[4]	0.25%	1.00%	None
Other Expenses	0.68%	0.70%	0.69%
Acquired Fund Fees and Expenses[5]	0.03%	0.03%	0.03%
Total Annual Fund Operating Expenses	1.46%	2.23%	1.22%

[4]	The Distribution and/or Service (12b-1) Fee has been restated to reflect current fees.

[5]	Acquired Fund Fees and Expenses reflect the Fund’s pro rata share of the fees and expenses incurred by investing in certain other funds.

2.	The following paragraphs are added after the first paragraph of the section titled “Purchase and Sale of Fund Shares” in the Summary Prospectus and on page 6 of the Prospectus:

IRA Accounts, as defined in Section 1081.02(a) of the Puerto Rico Internal Revenue Code of 2011, as amended (the “Puerto Rico Code”), may purchase and redeem Class A Shares issued by the Fund. Class A Shares to be purchased through IRA Accounts may only be purchased and redeemed at the request of the IRA trustee of Banco Popular IRA Trust for such IRA Account. Persons who wish to purchase Class A Shares through IRA Accounts must request the IRA trustee of Banco Popular IRA Trust for such IRA Account to purchase Class A Shares of the Fund. The purchase price will be the net asset value of such Class A Shares as of the close of trading on the NYSE on the purchase date. Purchase orders presented to the Fund for Class A Shares through IRA Accounts after 2:00 p.m. Atlantic Standard Time will be rejected by the Fund and shareholders will not receive Class A Shares on that date. Any shareholder submitting such a request will have to re-submit a request following 4:00 p.m. New York time on the day of initial submission and before 2:00 p.m. Atlantic Standard Time on the following day to purchase Class A shares at a price based on the net asset value determined as of the close of trading on the NYSE on the day of re-submission. Class A Shares purchased through IRA Accounts will be subject to such penalties, fees, terms and conditions as may be imposed by Banco Popular IRA Trust for such IRA Account as established in the applicable laws and regulations and the disclosure documents associated with such IRA Account. Please contact Popular Securities at 1-787-758-7400 or investorcenter@popular.com for more information about Banco Popular IRA Trust.

IRA accountholders may only invest in the Fund by opening an individual retirement account with the Banco Popular IRA Trust and directing it to make such investment on their behalf. IRA accountholders of the Banco Popular IRA Trust are strongly encouraged to review the disclosure statement and adoption agreement provided to them by the Banco Popular IRA Trust upon opening a regular individual retirement account or a non-deductible IRA, which contains information relating to the terms and conditions as well as the fees, expenses and penalties applicable to such IRA.

3.	The first paragraph of the section titled “Tax Information” in the Summary Prospectus and beginning on page 6 of the Prospectus is restated as follows:

In general, the Fund’s distributions will be subject to Puerto Rico income taxes as dividend income, capital gains, or some combination of both, unless you are investing through a tax advantaged arrangement, such as a Puerto Rico tax-qualified retirement plan or IRA Accounts, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

4.	The first two paragraphs of the section titled “Shareholder Information - Which Share Class Should I Choose?” beginning on page 14 of the Prospectus are restated as follows:

The Fund currently offers Class A Shares and Class C Shares. The Fund does not currently offer Class I Institutional Shares. Each share class represents an ownership interest in the same investment portfolio of securities. Each share class has different eligibility and availability criteria, sales charges, expenses, and dividends and distributions, allowing you to invest in the way that best suits your needs. Factors you should consider when choosing a share class include whether you plan to purchase shares through an IRA Account, the amount you plan to invest, the total costs associated with your investment and how long you plan to hold your shares.

The decision as to which class of shares is more appropriate for you depends on the amount and intended duration of the investment. Investors who are planning to establish a program of regular investment may want to consider Class A Shares because as the investment accumulates, investors (other than investors investing through IRA Accounts) may qualify for reduced sales charges and the amount invested is subject to lower ongoing expenses over the term of the investment. For the avoidance of doubt, Class A Shares purchased through IRA accounts will not qualify for reduced sales charges over the term of the investment. In addition, certain investors who are making longer-term or retirement-related investments may want to invest in Class A Shares through an IRA Account, as there may be reduced fees and/or tax benefits in making IRA Account investments in Class A Shares. Class C Shares are sold without an initial sales charge but are subject to a contingent deferred sales charge (“CDSC”) of 1% if sold within the first 12 months following purchase. However, investors should be aware that any investment return on additional invested amounts on Class C Shares may be partially or entirely offset by a higher annual and contingent deferred sales charge applicable to this class.

5.	The second table in the section titled “Shareholder Information - Which Share Class Should I Choose?” beginning on page 15 of the Prospectus is restated as follows:

	Class A Shares	Class C Shares	Class I Institutional Shares
Minimum Subsequent Investment	$50	$50	$50
Initial Sales Charge	Yes, between 0% to 3.5%[1] (see “Class A Shares-Sales Charges and Waivers/Reductions”).	No. Entire purchase price is invested in shares of the Fund.	No. Entire purchase price is invested in shares of the Fund.
Deferred Sales Charge	No.	1% for redemptions within 1 year of purchase.	No.
Redemption Fees	2% for redemptions within 5 days of initial purchase.	2% for redemptions within 5 days of initial purchase.	2% for redemptions within 5 days of initial purchase.
Distribution and Service (12b-1) Fees	Distribution Fee: 0.25%	Distribution Fee: 0.75% Service Fee: 0.25%	Distribution Fee: 0%
Conversion to Class A Shares	N/A	Automatically converts to Class A Shares after 7 years.	No.
Advantage	Lower ongoing distribution fees compared to Class C Shares.	Since there is no initial sales charge, you will start off owning more shares. Class C Shares make sense for investors who have a shorter investment horizon.	Since there is no initial sales charge, you will start off owning more shares. There are no distribution or service fees.
Disadvantage	Generally, a front-end sales charge is assessed which lowers the number of shares owned. Class A Shares may not make sense for investors who have a short investment horizon.	Over the long term, due to higher distribution fees, Class C Shares accrue higher fees. Higher total fees per share result in lower total performance.	Availability and eligibility are limited.

[1]	Investments through IRA Accounts through purchases of shares by Banco Popular IRA Trust may incur sales charges of a maximum of 1.00%.

6.	The first two paragraphs under the Sub-section titled “Initial Sales Charges” under the Section titled “Sales Charges and Waivers/Reductions - Class A Shares” beginning on page 15 of the Prospectus are restated as follows:

Class A Shares are sold at their net asset value plus an initial sales charge of up to 3.50%. The initial sales charge for Class A Shares may be reduced or waived for certain purchasers. All purchases of Class A Shares through IRA Accounts by Banco Popular IRA Trust have an initial sales charge of 1.00%.

The table below shows the initial sales charge that you would pay if you buy Class A Shares. The offering price for Class A Shares includes any initial sales charge. You may qualify for a reduced initial sales charge. Purchases of Class A Shares at certain dollar levels, known as “breakpoints”, allow for a reduction in the initial sales charge. If you choose Class A Shares, you will pay a sales charge at the time of purchase as shown in the table below. Please note that the table below only reflects the initial sales charge of purchases of Class A shares that are not purchased through IRA Accounts by Banco Popular IRA Trust. The table below does not reflect the initial sales charge of 1.00% that you could pay if you buy Class A Shares through IRA Accounts by Banco Popular IRA Trust.

7.	The Section titled “Purchase of Shares” is added immediately before the Section titled “Redemption of Shares” in the Prospectus:

Purchase of Shares

The Fund sells and prices shares at the daily net asset value per share together with any front-end sales charge that applies. Please see the “Valuation of Shares” section below for further information on the determination of net asset value and the pricing of shares.

Distributors or Financial Intermediaries: The Fund has authorized the Distributor and other Financial Intermediaries to receive purchase orders on its behalf. Financial Intermediaries that offer shares of the Fund for purchase may charge additional fees for providing these services to shareholders and they may have different policies that are not described in this prospectus. Please contact your Financial Intermediary for specific details on applicable commissions.

Financial Intermediaries may assist you in setting up your account and may purchase orders on your behalf. To receive the Fund’s current trading day’s price, your Financial Intermediary must receive your request in good order prior to the close of regular trading on the NYSE, generally 4:00 p.m. New York time on a Business Day (except that, as described below, orders presented to the Fund for Class A Shares through IRA Accounts after 2:00 p.m. Atlantic Standard Time will be rejected by the Fund). Once the Fund receives your purchase request in good order you cannot cancel it after the market closes.

The Distributor and Transfer Agent reserve the right to cancel your order request if the Fund does not receive payment within two business days of receiving your purchase order request. The Fund will return any payment received for orders that have been cancelled, but no interest will be paid on that money.

IRA trustee of Banco Popular IRA Trust: Class A Shares to be purchased through IRA Accounts may only be purchased and redeemed at the request of the IRA trustee of Banco Popular IRA Trust for such IRA Account. Persons who wish to purchase Class A Shares through IRA Accounts must request the IRA trustee of Banco Popular IRA Trust for such IRA Account to purchase Class A Shares of the Fund. The purchase price will be the net asset value of such Class A Shares as of the close of trading on the NYSE on the purchase date. Purchase orders presented to the Fund for Class A Shares through IRA Accounts after 2:00 p.m. Atlantic Standard Time will be rejected by the Fund and shareholders will not receive Class A Shares on that date. Any shareholder submitting such a request will have to re-submit a request following 4:00 p.m. New York time on the day of initial submission and before 2:00 p.m. Atlantic Standard Time on the following day to purchase Class A Shares at a price based on the net asset value determined as of the close of trading on the NYSE on the day of re-submission.

Exchange: Your Financial Intermediary may exchange shares of a class of a Fund you own for shares of a different class of the same Fund, subject to the conditions described in “Exchange Privileges” above. To exchange shares of the Fund, contact your Financial Intermediary.

The Fund reserves the right to stop selling Fund shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another fund in the Popular Family of Funds. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect the Fund’s operation or performance.

8.	The third paragraph in the Section titled “Redemption of Shares” on page 18 of the Prospectus is restated as follows:

Redemption of shares by the Fund is a taxable event, except in the case of tax advantaged arrangements, such as IRA Accounts. See “Taxation.”

9.	The following paragraph is added after the fifth paragraph in the Section titled “Redemption of Shares” on page 18 of the Prospectus:

Class A Shares held through IRA Accounts may only be redeemed by the Fund at the request of the IRA trustee of Banco Popular IRA Trust for such IRA Account. Persons who invested in Class A Shares through IRA Accounts and who wish to redeem such Class A Shares must request that the IRA trustee of Banco Popular IRA Trust make the redemption request to the Fund. The redemption price for Class A Shares held through IRA Accounts will be the net asset value of such Class A Shares as of the close of trading on the NYSE on the applicable date of redemption. The proceeds received from the redemption of Class A Shares held through IRA Accounts, shall be paid to the IRA trustee of Banco Popular IRA Trust. Class A Shares held through IRA Accounts will be subject to such penalties, fees, terms and conditions as may be imposed by Banco Popular IRA Trust for such IRA Account as established in the applicable laws and regulations and the disclosure documents associated with such IRA Account. Please contact Popular Securities at 1-787-758-7400 or investorcenter@popular.com for more information about Banco Popular IRA Trust.

10.	The fourth paragraph in the Section titled “Dividends and Automatic Reinvestments” on page 22 of the Prospectus is restated as follows:

Dividends to Qualifying Individuals (as defined below, under “Tax Information”) and Qualifying Trusts (as defined below under “Taxation”) consisting of Ordinary Dividends (as defined below under “Taxation”) will be distributed net of the 15% tax imposed by Section 1023.06 of the PR Code, which will be automatically withheld at source by the Fund. However, in the case of distributions by the Fund to a tax-advantaged account, such as a Puerto Rico tax-qualified retirement plan or IRA Account, these will be made on a gross basis, without any tax withholding.

11.	The Section titled “Taxation” beginning on page 22 of the Prospectus is amended to add the following two sub-sections titled “Puerto Rico Taxation as a result of offering to Banco Popular IRA Trust” and “Puerto Rico Taxation of Certain Distributions made by IRAs” after the sub-section titled “Puerto Rico Taxation of Fund Shareholders” on page 23 of the Prospectus. In addition, the first paragraph at the top of page 24 of the Prospectus is amended to read as follows:

Puerto Rico Taxation as a result of offering to Banco Popular IRA Trust

The PR Code and the Puerto Rico Code Regulations contain provisions establishing certain investment requirements applicable to an IRA: (i) not less than 34% of its assets must be invested in obligations of the Commonwealth of Puerto Rico or any of its instrumentalities or political subdivisions, securities of exempt investment trusts eligible under Section 1112.02 of the PR Code, or in mortgage loans made to finance the acquisition or construction of residential properties located in the Commonwealth of Puerto Rico, or in certain loans to employee-owned special corporations, its members or stockholders; (ii) not more than 66% of its assets may be invested in general assets in the Commonwealth of Puerto Rico; and (iii) up to 33% of its assets may be invested in assets in the United States, including certain equity securities and investment-grade debt securities, in accordance with the Puerto Rico Code Regulations. Nevertheless, pursuant to Puerto Rico Act 231-2014, which amended the PR Code, any investment made by an IRA in securities of an investment company or exempt investment trust registered under Puerto Rico law is deemed to automatically comply with such investment requirements without considering the investment company’s portfolio investments (the “Investment Companies Exception”). Furthermore, the scope of the Investment Companies Exception was clarified by AD19-04 in light of the repeal of Section 6(a)(1) of the 1940 Act. As previously mentioned, pursuant to AD19-04, an investment company that (i) is organized in Puerto Rico, (ii) has its principal office in Puerto Rico, and (iii) is registered with the SEC under the 1940 Act, qualifies for the Investment Companies Exception. The holding of AD19-04 is consistent with the underlying public policy of the Investment Companies Exception, which is to liberalize IRA investment requirements, and may be relied upon by any IRA under the PR Code, unless such determination is subsequently revoked by the PRTD or the PR Code is further amended to provide otherwise.

Puerto Rico Taxation of Certain Distributions made by IRAs

Income derived by IRA Accounts from their shares of the Fund, and distributions by IRA trusts to IRA beneficiaries, will be subject to the tax treatment afforded under the PR Code to IRA trusts and their beneficiaries, as disclosed in the offering documents for each IRA trust.

[…]

By purchasing Shares, Qualifying Investors and Resident Foreign Corporations will be irrevocably agreeing that all Ordinary Dividends distributed to them will be subject to a 15% Puerto Rico income tax withholding, which will be automatically withheld at the source by the Fund or its paying agent (including the Distributor or a selected Dealer), except in the case of distributions by the Fund to a tax advantaged account, such as a Puerto Rico tax-qualified retirement plan or IRA Account, which will be made on a gross basis, without any tax withholding.